EPIPHANY FUNDS
                            EPIPHANY CORE EQUITY FUND


       Supplement Dated June 26, 2007 to Prospectus Dated January 5, 2007

Due to the subjective nature of the term "luxury goods," the Fund has eliminated luxury goods from the list of categories of investments it will avoid. Therefore, investing in luxury goods is no longer a negative strategy used by the Fund in order to achieve its objective of investing in socially responsible companies. The following bullet in the "Do No Harm (Avoid Evil)" section on page 2 has been removed and is no longer part of the Fund's Prospectus:

Do No Harm (Avoid Evil). Except as described below, the Fund will not invest in companies that, in the adviser's best judgment:

o Derive more than 10% of their revenue from the production or sale of goods that would be considered "luxury goods." Such products would generally be defined as being relatively expensive consumer discretionary goods and services that are acquired mainly for the purpose of displaying income or wealth rather than to satisfy a real need of the consumer (e.g. luxury cars, expensive watches and jewelry, designer clothing, yachts and large residences).

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Effective June 26, 2007, shares of the Fund offered in this Prospectus have been redesignated Class N shares in order to distinguish them from the two new share classes the Fund now offers: Class A shares and Class C shares. There is no change to the features, fees and expenses of the shares currently offered in this Prospectus as a result of their redesignation as Class N shares. Since the Fund now offers multiple classes of shares, the following paragraph has been added to the section, "How to Buy Shares" on page 6 of the Prospectus:

         CHOOSING A CLASS OF SHARES

The Fund currently offers Class A, Class C and Class N shares. Class A and Class C shares are offered in a separate prospectus. For information about Class A and Class C shares, call the Fund's transfer agent at 1-877-977-3747. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

      o     how long you expect to own your shares;

      o     how much you intend to invest;

      o the sales charge and total operating expenses associated with owning each class.

               Please Retain this Supplement for Future Reference